Receivables, Loans, Notes Receivable, and Others	12 Months Ended
Dec. 31, 2021
Receivables [Abstract]
Loans, Notes, Trade and Other Receivables Disclosure	Notes Receivable
In July 2021, the Company entered into a Promissory Note and Security Agreement with Gryphon, which was amended on August 30, 2021, September 29, 2021, and further amended on December 29, 2021 (the “Gryphon Note” as amended). The Gryphon Note, pursuant to which the Company agreed to loan in the aggregate to Gryphon $12.5 million, has a payment schedule whereby the principal and accrued interest shall be due and payable commencing on completion of the Merger Agreement continuing for a term of three years. The Gryphon Note is unsecured and bears interest at the rate of 9.5% per annum. The Gryphon Note is agreed to be forgiven by the Company if the Merger Agreement is terminated. As of December 31, 2021, the outstanding Gryphon Note balance, including accrued interest, was $10.3 million.
In January 2022, the Company loaned Gryphon an additional $2.5 million bringing the aggregate principal balance for the Gryphon Note to $12.5 million.
In September 2020, the Company entered into a Senior Secured Convertible Promissory Note with Rainmaker (the “Rainmaker Note”), pursuant to which the Company loaned Rainmaker the principal amount of $3.1 million. The Rainmaker Note is secured as a registered lien under the Uniform Commercial Code and the Personal Property Security Act (Ontario) against the assets of Rainmaker and bears interest at the rate of 10% per annum. The principal and interest accrue monthly and are due and payable in full on September 14, 2023. The Company has the right, at any time, to convert all or any portion of the then outstanding and unpaid Rainmaker Note and interest into at the conversion price as defined in the Rainmaker Note.
As of December 31, 2021, the outstanding Rainmaker Note balance, including accrued interest, was $3.5 million.